SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2011

TRANS WORLD ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer identification No.)

38 Corporate Circle, Albany, New York	12203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 452-1242

None

(Former name or former address, if changed since last report.)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 18, 2011, Trans World Entertainment Corporation issued a press release announcing its financial results for its fiscal second quarter ended July 30, 2011. A copy of Trans World Entertainment Corporation’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 7.01. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 is the transcript for the earnings conference call of Trans World Entertainment Corporation held on August 18, 2011. The information in this Current Report on Form 8-K, including the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Certain information contained in this Current Report on Form 8-K, including information in Exhibit 99.2 hereto, is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning results of operations and Trans World Entertainment Corporation’s strategies. Trans World Entertainment Corporation cautions that there are factors that can cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of Trans World Entertainment Corporation; accordingly, there can be no assurance that such suggested results will be realized. For a list of Trans World Entertainment Corporation’s risk factors, see the Company’s Annual Filing on Form 10-K with the Securities and Exchange Commission for the year ended January 29, 2011.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS. The following are furnished as Exhibits to this Report:

Exhibit No.	Description

99.1	Trans World Entertainment Corporation Press Release dated August 18, 2011.

99.2	Trans World Entertainment Corporation Transcript for Earnings Call held on August 18, 2011.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: August 19, 2011	/s/ John J. Sullivan

John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Trans World Entertainment Corporation Press Release dated August 18, 2011.

99.2	Trans World Entertainment Corporation Transcript of Earnings Call held on August 18, 2011.